Exhibit 10.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 31, 2006, is by and among APPLICA INCORPORATED (the “Borrower”), a Florida corporation, each of its Subsidiaries identified on the signature pages hereof, the Lenders identified on the signature pages hereof and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Agent”). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as hereinafter defined).
W I T N E S S E T H
     WHEREAS, the Borrower, the Subsidiaries, the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of December 23, 2005 (as further amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”);
     WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement as set forth in this Amendment;
     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. The Credit Agreement is hereby amended as follows:
          (a) by amending and restating the clause in Section 3.9 of the Credit Agreement which provides “second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower;” as follows:
     “second, to pay any fees, indemnities or expense reimbursements then due to the Lenders from the Borrower;”
          (b) by amending and restating clause (b) of Section 7.35 of the Credit Agreement as follows:
          (b) Not later than February 28, 2006, the Applica Asia Documents;
          (c) by amending and restating clause (d) of Section 7.35 of the Credit Agreement as follows:
     (d) Promptly upon the Agent’s request, the execution of the Applica Americas Blocked Account Agreement with Bank to establish the Applica Americas Blocked Account for deposit of payments from Applica Americas customers; and

          (d) by amending and restating the clauses (vii) and (viii) of Section 11.1(a) of the Credit Agreement as follows:
     (vii) release any Loan Parties from their obligations under this Agreement or any of the other Loan Documents, release any Guaranties of the Obligations, contractually subordinate the priority of Administrative Agent’s Liens or release Collateral other than as permitted by Section 12.11;
     (viii) amend the definition of “Required Lenders” or “Pro Rata Share”;
          (e) by amending and restating the definition of “Fixed Charge Availability Requirements” in Annex A to the Credit Agreement as follows:
     “Fixed Charge Availability Requirements” means, for any month, (i) Average Monthly Excess Availability for such month of not less than $13,000,000, or (ii) on each day during such month the Aggregate Revolver Outstandings does not exceed the lesser of the Borrowing Base on such day or the Maximum Revolver Amount on such day.
     2. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Agent):
     (a) The Agent shall have received original counterparts of this Amendment duly executed by the Loan Parties, the Agent and the Lenders;
     (b) The Agent shall have received such additional agreements, certificates or documents as it may reasonably request in connection with this Amendment.
     3. The Borrower and the Guarantors represent and warrant to the Agent and the Lenders that (i) the representations and warranties of the Loan Parties set out in the Credit Agreement and in the Security Agreement, each as amended by this Amendment, are true and correct as of the date hereof (except those which expressly relate to an earlier period), (ii) no event has occurred and is continuing which constitutes a Default or Event of Default and (iii) no Loan Party has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if any Loan Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, same are hereby waived, relinquished and released in consideration of the Agent’s and the Lenders’ execution and delivery of this Amendment.
     4. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Loan Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

     5. The Borrower and the Guarantors hereby represent and warrant to the Agent and the Lenders as follows:
     (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.
     6. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits), the Security Agreement (including Schedules and Exhibits) and the other Loan Documents, and the obligations of the Loan Parties under the Credit Agreement, the Security Agreement and the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.
     7. This Amendment shall be deemed part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default under the Credit Agreement.
     8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.
     9. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
     10. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

“BORROWER” APPLICA INCORPORATED, a Florida corporation
By:	/s/ Terry Polistina
	Name:	Terry Polistina
	Title:	Senior Vice Pres. and Chief Financial Officer

“GUARANTORS” APPLICA CONSUMER PRODUCTS, INC., a Florida corporation
By:	/s/ Terry Polistina
	Name:	Terry Polistina
	Title:	Senior Vice Pres. and Chief Financial Officer

APPLICA CANADA CORPORATION, a Nova Scotia corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Secretary

WD DELAWARE, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Secretary

[Signatures continued on following page]

HP INTELLECTUAL CORP., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Secretary

WINDMERE HOLDINGS CORPORATION, a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Secretary

HP DELAWARE, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Secretary

HPG LLC, a Delaware limited liability company
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Secretary

APPLICA AMERICAS, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Secretary

APPLICA MEXICO HOLDINGS, INC., a Delaware corporation
By:	/s/ Lisa R. Carstarphen
	Name:	Lisa R. Carstarphen
	Title:	Secretary

[Signatures continued on following page]

“AGENT” BANK OF AMERICA, N.A., as the Agent
By:	/s/ Sherry Lail
	Name:	Sherry Lail
	Title:	Senior Vice President

“LENDERS” BANK OF AMERICA, N.A., as a Lender
By:	/s/ Sherry Lail
	Name:	Sherry Lail
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Gary Dixon
	Name:	Gary Dixon
	Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Brian P. Schwinn
	Name:	Brian P. Schwinn
	Title:	Duly Authorized Signatory